UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011

EUREKA FINANCIAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54238	26-3671639
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3455 Forbes Avenue, Pittsburgh, Pennsylvania 15213
(Address of principal executive offices) (Zip Code)

(412) 681-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

(a)           On June 1, 2011, Eureka Financial Corp. (the “Company”) dismissed ParenteBeard LLC, which had previously served as independent auditors for the Company.  The decision to dismiss ParenteBeard was approved by the Company’s Audit Committee.

The audit reports of ParenteBeard on the consolidated financial statements of the Company for the years ended September 30, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two most recent fiscal years ended September 30, 2010 and 2009 and through the subsequent interim period preceding the date of ParenteBeard’s dismissal, there were: (1) no disagreements between the Company and ParenteBeard on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ParenteBeard would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided ParenteBeard a copy of the disclosures in this Form 8-K and has requested that ParenteBeard furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01.  A copy of the letter will be filed as an exhibit to this Form 8-K by amendment.

(b)           On June 1, 2011, the Audit Committee of the Company’s Board of Directors engaged S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm.  During the Company’s fiscal years ended September 30, 2010 and 2009 and the subsequent interim period preceding the engagement of S.R. Snodgrass, the Company did not consult with S.R. Snodgrass regarding:  (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and S.R. Snodgrass did not provide any written report or oral advice that S.R. Snodgrass concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement with S.R. Snodgrass on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EUREKA FINANCIAL CORP.

Date: June 7, 2011	By:	/s/ Edward F. Seserko
Edward F. Seserko
President and Chief Executive Officer